NASDAQ: NDRA

DECEMBER 2019

ENDRA Life Sciences: Addressing the Need In NAFLD Diagnosis

INVESTOR PRESENTATION

ENDRA
LIFE SCIENCES

Safe Harbor

Certain statements made in this presentation are forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of our clinical trials, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "intends," "plans," "would," "should," "could," "may" or other similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Actual results may differ materially from those discussed as a result of various factors, including, but not limited to: our limited operating history and our ability to achieve profitability; our potential inability to develop commercially feasible applications; our need to secure required regulatory approvals from governmental authorities in the European Union, United States and other jurisdictions; our dependence on third parties to design, manufacture, obtain required regulatory approvals, market and distribute our TAEUS™ applications; our ability to commercialize any of our TAEUS™ applications and the pricing of any such applications; our ability to protect our intellectual property and the risk we may infringe on the intellectual property of others; and our ability to obtain adequate financing in the future. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date hereof and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We anticipate that subsequent events and developments will cause our views to change.

In this presentation, we refer to information regarding potential markets for products and other industry data. We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry. However, we have not independently verified any such information.

ENDRA Snapshot

Enhanced tissue imaging platform with $18 billion opportunity to expand clinical utility of 365,000[1] addressable ultrasound systems

Initial focus on NAFLD & NASH, affecting 1B people[2]

Strong technology position with 64 IP assets[3]

Leadership, advisors, & partners from GE Healthcare, Stanford, Allen Institute For AI

1 2020 addressable systems comprised of cart-based, non-prenatal ultrasounds, a subset of estimated 1M installed global systems, based on GlobalData MediPoint, 2014 report indicating 800,000 units growing at 4.5% CAGR. Estimated market size assumes a $50,000 unit price.

2 Hepatology, The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe. Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016

3 IP Asset: filed, issued and licensed patents and pending patent applications

Why Measure Liver Fat in NAFLD-NASH?

TOTAL ANNUAL DIRECT MEDICAL COSTS IN U.S. FOR NAFLD: ~$103B[1]

Disease	Epidemiology	Diagnostics	Therapies
NAFLD: **Asymptomatic**, chronic condition with elevated fat build-up in the liver **NASH**: NAFLD with inflammation. Can lead to scarring, cirrhosis and cancer	**1⁺ billion people affected**[2] **Incidence growing**, linked to obesity, diabetes, genetics, polycystic ovarian syndrome, metabolic syndrome, HIV	**Current tools not practical** for routine clinical practice: costly MRI, risky surgical biopsy	Advent of **new disease-modifying therapies** for NAFLD-NASH increases desire by clinicians to identify patients

ENDRA LIFE SCIENCES

1 Hepatology, The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe. Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016
2 The LANCET, Vincent Wai-Sun Wong, November 2015

Pipeline of New Therapeutics Advancing Rapidly

INCREASING THE NEED FOR CLINICIANS TO IDENTIFY & MONITOR PATIENTS

~ 50 NAFLD-NASH compounds in development[1]

34 in Phase II – III clinical trials[1]

~ 4 expected to be commercially available within 2 years[1]

~ 50% of compounds[1] target fat metabolism, enhancing the value of quantitating liver fat

[1] ENDRA estimate based on information from clinicaltrials.gov

Note: Company logos listed for purpose of illustrating broad but non-exhaustive interest in liver disease. Does not reflect a relationship with ENDRA

Diagnosing NAFLD Patients

CURRENTLY NO PRACTICAL, RIGOROUS TOOL FOR STAGING THE DISEASE


HIGH
DIAGNOSTIC VALUE
LOW
Liver Biopsy
MRI
ENDRA
Our Goal:
An accessible, safe,
high–value diagnostic tool
Ultra-sound
Blood Test
BMI
Medical History
LOW
ACCESS / AFFORDABILITY
HIGH

Total Addressable Market for NAFLD-NASH Fat Measurement Tool

$1B OPPORTUNITY … WITH UPSIDE

2019: Number of Facilities[1] Performing Abdominal-Liver Ultrasound Scans


EU
5,500[2]
USA
9,000[1]
ASIA
5,500[2]

Global clinical facilities currently doing abdominal-liver ultrasound scans who could buy one unit of ENDRA's liver technology	**20,000**
Target average selling price per unit of ENDRA's liver technology	**x $50K**
Sub-Total Addressable Market	**= $1B**

Potential Upside

Other, non-radiology facilities focused on liver & metabolism: gastro-hepatology, internal medicine, endocrinology

Other global markets: Latin America, Middle East

More than 1 ENDRA liver unit sale per facility

ENDRA licensing, disposables, service

Sources:

[1] Based on 2017 U.S. Medicare Provider Utilization and Payment Data: Physician and Other Supplier public use files from CMS (sites performing CPT 76705 procedures). 2017 facilities grossed up 3% CAGR to estimate 2019 facilities. Facilities range from large hospitals to individual practices.

[2] ENDRA conservative estimate of non-US facilities performing abdominal-liver ultrasound scans, derived from US facilities and installed base of ultrasound systems in global use.

Solution: Thermo Acoustic Enhanced UltraSound (TAEUS™)

ENHANCED ULTRASOUND: RF SIGNALS QUANTITATE LIVER FAT FRACTION


Traditional ultrasound
ENDRA TAEUS System

1. Locate Liver with Traditional Ultrasound.
2. Pulse RF waves into target tissue w/TAEUS.


Traditional Ultrasound
TAEUS RF Waves
Traditional Ultrasound
TAEUS Sonic Waves


Ultrasound
Lean
Fat

3. TAEUS RF energy creates small sonic waves that represent a unique signature for lean and fat tissues

   TAEUS sonic waves are detected by TAEUS ultrasound receiver

4. Output = enhanced ultrasound image and quantified fat fraction

ENDRA Preparing for Commercialization in 2020

IN-STEP WITH INTRODUCTION OF FIRST NAFLD-NASH THERAPIES

2019		2020
Feasibility	Product Evaluations	Commercialization

2019

- ✓ Secure ISO-13485 certification
- ✓ Build pre-commercial awareness
- ✓ Surpass 60+ IP assets[1] in portfolio
- ✓ Complete first in-human feasibility study
  - Sensitivity 0.88 Specificity 0.82 AUROC 0.91 @ MRI-PDFF 6% liver fat (N=19)
- ✓ Contract for clinical evaluations: Rocky Vista, UPMC
- ✓ Submit Technical File for CE Mark review

2020

- Obtain CE Mark certification
- Receive 510(k) clearance
- Surpass 70 IP assets[1] in portfolio
- Execute controlled launch in EU and U.S. with early adopters & influencers

CONTINUALLY ENGAGE STRATEGIC PARTNERS: PHARMA & DEVICE

[1] IP Asset: filed, issued and licensed patents and pending patent applications

Ramping Up For Commercial Success

DRIVING AWARENESS SINCE 2018 WITH KEY CLINICAL STAKEHOLDERS

SINCE 2018

CLINICAL CONFERENCES, SOCIAL MEDIA

SINCE 2019

HUMAN DATA: BUILD CLINICAL VALUE PROP

IN 2019

KEY OPINION LEADER REFERENCE SITES

IN 2020

GE RELATIONSHIPS + ENDRA SPECIALISTS

IMAGING EXPERTS Radiology	LIVER EXPERTS Gastro-Hepatology	METABOLISM & LIFESTYLE EXPERTS
~ **100,000** global practitioners[1] Perform 80% of 70M[2] abdominal-liver ultrasound scans High interest in tech that adds clinical value, strengthens their role & drives referrals	~ **45,000** global practitioners[1] Imaging experience varies by geography High interest in diagnosing and treating liver disease more effectively	Endocrinology Internal medicine Primary care ~ **300,000** global practitioners[1] Front line diagnosis and intervention in NAFLD-NASH

[1] ENDRA global estimate derived from Association of American Medical Colleges, AMA, Euro Stats: 2015 and other sources
[2] ENDRA global estimate derived from Diagnostic Ultrasound Imaging Global Analysis & Market Forecasts, GlobalData, 2014

ENDRA Booths at Scientific Meetings

BUILDING AWARENESS & CLINICAL RELATIONSHIPS SINCE 2018

	2018	2019	Europe	U.S.A	Rad	Gastro-Hepa	Other
American Institute for Ultrasound in Medicine	✓	✓		●	●		
EASL- International Liver Congress	✓	✓	●			●	●
International Congress on Fatty Liver (ICFL)		✓	●			●	●
EASL NAFLD Summit	✓	✓	●			●	●
Drei Lander Treffen	✓	✓	●		●		
American Assoc. for Study of Liver Disease (AASLD)	✓	✓		●		●	●
Radiological Society North America (RSNA)	✓	✓		●	●		

ENDRA Partners

SUPPORTING ENDRA'S TECHNICAL, CLINICAL AND COMMERCIAL DEVELOPMENT

GE Healthcare

$20B GLOBAL ULTRASOUND MARKET LEADER

30% MARKET SHARE

- Strategic partnership since 2016 supports product development and introductions to GE ultrasound customers
- GE has option to negotiate 1 year sales exclusivity on TAEUS liver application, and other rights

UPMC
University of Pittsburgh Medical Center

$20B HEALTHCARE SYSTEM WITH 40 HOSPITALS

GLOBALLY-RANKED LIVER CENTER OF EXCELLENCE

- Clinical evaluation agreement with ENDRA signed December 2019
- Collect NAFLD patient data (N:75) with ENDRA's liver device
- Data will contribute to ENDRAs clinical value proposition

Leadership

MANAGEMENT











Francois Michelon
Chairman & CEO

20^+ years in med-tech

GE Healthcare, Smith & Nephew, Biomet

Michael Thornton
CTO

15^+ years med-tech

Founder, Enhanced Vision Systems (sold to GE)

Renaud Maloberti
CCO

20^+ years in med-tech. 12 years in ultrasound

FujiFilm, BK Medical, GE Healthcare

Amy Sitzler
VP Engineering

20 years in engineering & quality at GE Healthcare

David Wells
CFO

Previously CFO for 3 public firms

Founder, Wells Compliance Group

INDEPENDENT DIRECTORS

Sam Gambhir, MD

Chair of Radiology, Stanford University

Michael Harsh

36-year GE veteran

Retired CTO, GE Healthcare

Anthony DiGiandomenico

Co-founder, MDB Capital

Alex Tokman

CEO-In-Residence, Allen Inst for AI

10 years GE Healthcare

CLINICAL ADVISORS

Jing Gao, MD

Weill Cornell Medicine

Rocky Vista University

Jon Rubin MD, PhD

(Retired) Head of Abdominal Ultrasound

University of Michigan

Contact Us

ENDRA CONTACT

David Wells
Chief Financial Officer
(734) 997-0464
investors@endrainc.com
www.endrainc.com

INVESTOR & PUBLIC RELATIONS

MacDougall
Christi Waarich
Senior Director
(781) 235-3060
endra@macbiocom.com